UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2014
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street, New York, New York		10168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 30, 2014, Finjan Holdings, Inc. (the “Company”) announced that its Board of Directors has established a record date for its 2014 annual meeting of stockholders.   The annual meeting is scheduled to be held at 9 a.m. Eastern Time at 575 Madison Avenue, New York, NY 10022, on July 10, 2014.

Finjan Holdings stockholders of record at the close of business on May 15, 2014, will be entitled to notice of the annual meeting and to vote upon matters considered at the meeting. The Company will make available to all stockholders of record the proxy statement containing the meeting details and admission procedures.  Stockholders are encouraged to review this information when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: April 30, 2014	By:	/s/ Philip Hartstein
Name: Philip Hartstein
Title: President